Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,127,343.75
Previously Paid Amount	0.00
Total Fee Amount	155.69
Total Offset Amount	0.00
Net Fee	$ 155.69